OmnicomGroup

2006 Analyst Presentation

February  2006

Exhibit 99.1

The following materials have been prepared for use in various analysts’ conferences during the first quarter of 2006.

Forward-Looking Statements

Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities
Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,”
“estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information

All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

Who We Are

The World’s Leading

Advertising and Marketing

Communications Services

Group

OmnicomGroup

Traditional

Media Advertising

Customer Relationship

Management

Public

Relations

Specialty

Communications

30+ Advertising & Marketing Disciplines

150+ Strategic Brand Platforms

1500+ Individual Agencies

Industry-Specific Trends

Industry consolidation

Creation of pan-regional and
global Marketing Services
Networks

Media fragmentation…
increased interactive initiatives

Integration of Interactive and
Traditional Creative approaches
to clients needs

Long-Term Trends

Client-Specific Trends

Desire to manage brands
on a pan-regional or global basis

Reduction in service partners

Greater coordination
of advertising with other
marketing initiatives

Renewed client M&A activity

Increased Focus on Return on
Investment

Factors Impacting 2006

Clients shifting focus back to top-line growth

Increase in new business activity

Shift in media spending

Corporate merger activity picking up

Economic climate improved

Maintain focus on internal systems and cost savings initiatives

Objectives

Maintain the leadership positions of our brands

Achieve double digit Revenue and EPS growth

Improve our operating margins

Use free cash flow to enhance shareholder value

Make selective accretive acquisitions that allow us to further extend our strategic advantages in non-traditional advertising and in emerging markets

Continued coordination of multi-agency offering for current and potential clients

Continue to increase our investment in training and the
development of our people

Further increase the flexibility of our cost structure

             OmnicomGroup

Financial Review

2005 vs. 2004 P&L Summary

2005

2004

%

Change

Revenue

10,481.1

$

9,747.2

$

7.5%

Operating Income

1,339.8

1,215.4

10.2%

% Margin

12.8%

12.5%

Net Interest Expense

59.2

36.6

Profit Before Tax

1,280.6

1,178.8

8.6%

% Margin

12.2%

12.1%

Taxes

435.3

396.3

% Tax Rate

34.0%

33.6%

Profit After Tax

845.3

782.5

8.0%

Equity in Affiliates/

Minority Interest

(54.6)

(59.0)

Net Income

790.7

$

723.5

$

9.3%

EPS

4.36

3.88

12.4%

Full Year

2005 Revenue Growth

(a)     Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

(b)     Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)      To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

$

%

$

%

$

%

Prior Period Revenue

9,747.2

$

5,223.4

$

4,523.8

$

Organic Revenue (a)

709.4

7.3%

467.9

9.0%

241.5

5.3%

Acquisition Revenue (b)

(28.8)

-0.3%

52.6

1.0%

(81.4)

-1.8%

Foreign Exchange (FX) Impact (c)

53.3

0.5%

N/A

N/A

53.3

1.2%

Current Period Revenue

10,481.1

$

7.5%

5,743.9

$

10.0%

4,737.2

$

4.7%

Total Company

United States

International

2005 Revenue Mix

Advertising

43.8%

PR

10.0%

CRM

34.5%

Specialty

11.7%

United
States

54.8%

Euro

Markets

20.6%

UK

10.5%

Other

14.1%

By Discipline

By Geography

Advertising

CRM

PR

Specialty

4,589.0

3,613.0

1,045.7

1,233.4

9.1%

6.8%

2.1%

8.9%

$ Mix

% Growth(a)

United States

Euro Markets

United Kingdom

Other

5,743.9

2,156.5

1,102.4

1,478.3

10.0%

4.8%

1.6%

7.1%

$ Mix

% Growth(a)

(a)   “Growth” is the year-over-year growth from the prior period.  Certain reclassifications have been made to the December 31, 2004 presentation to conform the numbers to the December 31, 2005 balances presented.

Financial Objectives

Consistent industry leading long-term financial performance

Maximize operating efficiency

Maximize investments in People, Technology and Developing
Markets  (Both Emerging Regions & Emerging Disciplines)

Make selective acquisitions to accelerate and supplement our internal development

Maintain a conservative and efficient capital structure

Double digit growth in Revenue and EPS

$10,800
$9,600
$8,400
$7,200
$6,000
$4,800
$3,600
$2,400
$1,200
$0
15.3% CAGR

$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
$150
$0
16.9% CAGR

$900
$810
$720
$630
$540
$450
$360
$270
$180
$90
$0
18.9% CAGR

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
15.0% CAGR

Revenue

Operating Income

Net Income

Earnings Per Share

(a)    2001 results are adjusted to assume that the cessation of goodwill amortization occurred on January 1, 2001.
All periods presented, beginning with 1995, include the effect of the adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based
Compensation.

Financial Performance(a)

2005     $1,340

2004     $1,215

Growth  10.2%

2005     $10,481

2004     $9,747

Growth  7.5%

2005     $791

2004     $724

Growth  9.3%

2005     $4.36

2004     $3.88

Growth  12.4%

             OmnicomGroup